SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2004

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

205 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers:	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 26, 2004, the Board of Directors of Heritage Financial Corporation, Olympia, Washington and its wholly-owned subsidiary Heritage Bank (collectively “Heritage”) approved an extension to the employment contract of Heritage’s Chairman and CEO Donald V. Rhodes. The extension becomes effective on January 1, 2005 and provides that Mr. Rhodes continue to serve as Chairman and CEO of Heritage Financial Corporation until December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2004

HERITAGE FINANCIAL CORPORATION

By:	/s/ Donald V. Rhodes
Donald V. Rhodes
Chairman, President and Chief Executive Officer